UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
____________________________________

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
ARVINAS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2023

Your **Vote** Counts!

ARVINAS, INC.

2023 Annual Meeting
Vote by June 14, 2023
11:59 PM ET
To Be Held on June 15, 2023 8:30 AM ET
Virtual Meeting Site: www.virtualshareholdermeeting.com/ARVN2023

ARVINAS

ARVINAS, INC.
5 Science Park
395 Winchester Ave.
New Haven, CT 06511

V12130-P88409

You invested in ARVINAS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the material(s).

To view the proxy materials and to vote, visit **www.ProxyVote.com**

Control #

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Vote in Advance of the Meeting

Vote by June 14, 2023 11:59 PM ET

Visit www.ProxyVote.com

Vote Virtually at the Meeting*

Vote on June 15, 2023 8:30 AM ET

Visit www.virtualshareholdermeeting.com/ARVN2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Sunil Agarwal, M.D. 02) Leslie V. Norwalk, Esq. 03) John Young	For
2. To approve, on an advisory basis, the compensation of the Company's named executive officers.	For
3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V12131-P88409